UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2019 (September 30, 2019)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 475
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 985-9904
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule14a-12under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule13e-4(c)under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2019, a wholly owned subsidiary (the "Borrower") of Sunnova Energy International Inc., a Delaware corporation (the "Company"), entered into Amendment No. 2 to the Amended and Restated Credit Agreement (the "Amendment"), which amends that certain Amended and Restated Credit Agreement, dated as of March 27, 2019, as previously amended (the "Credit Agreement"), by and among the Borrower, certain other subsidiaries of the Company, Credit Suisse AG, New York Branch, as agent, and the lenders and other financial institutions party thereto.

The Amendment amended the Credit Agreement to, among other things, (i) modify borrowing base eligibility criteria for solar loans relating to permitted term to maturity, minimum required rates of interest and obligor requirements, (ii) modify the calculation of the amount required to be deposited into the liquidity reserve account, (iii) temporarily increase the concentration limit for eligible solar loans for which the underlying solar equipment is located in Puerto Rico, (iv) permit the financing of roof replacement, landscaping and related upgrading costs and (v) modify the definition of “change of control” to reflect an update in subsidiary ownership.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: October 3, 2019	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary